UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2023

CLEARBRIDGE

LARGE CAP GROWTH FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2023

II	ClearBridge Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified. The core holdings of the Fund are large capitalization companies that we believe to be dominant in their industries due to product, distribution or service strength. The Fund may invest up to 20% of its net assets (at the time of investment) in foreign securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered positive returns during the twelve-month reporting period ended November 30, 2023, with the broad market S&P 500 Indexi advancing 13.84%. The benchmark Russell 1000 Growth Indexii surged 26.17%, outperforming the Russell 1000 Value Indexiii (+1.36%) by over 2,400 basis points. Resilient corporate earnings among mega cap growth stocks and investor enthusiasm about the potential for artificial intelligence (“AI”) led to outsized returns by the information technology (“IT”) (+45.77%) and communication services (+38.08%) sectors. Continued interest rate hikes by the Federal Reserve Board (the “Fed”) to tame inflation drove the yields for the U.S. Treasury note up from 3.60% to 4.33% and weighed on income-oriented sectors such as utilities (-8.55%) and consumer staples (-4.30%). The health care sector (+4.95%) was also out of favor due to rising health care system costs from increased utilization post-pandemic and fears that GLP-1 medication for diabetes and obesity could negatively impact other therapeutic areas.

Initial signs of progress in the Fed’s efforts to tame generationally high inflation supported equities in the fourth quarter of 2022 and the first quarter of 2023, with strong performance among defensive and cyclical1 stocks. Stocks rose in the second quarter of 2023 as investors took cooling inflation to mean the Fed’s tightening cycle was nearing its conclusion. Simultaneously, enthusiasm grew over the potential applications and benefits of AI. The result was positive overall market performance with gains particularly concentrated in a handful of mega cap companies in the IT, consumer discretionary and communication services sectors.

Market leadership began to broaden during the third quarter of 2023 as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy. This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce

[1]	Cyclical consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

ClearBridge Large Cap Growth Fund 2023 Annual Report	1

Fund overview (cont’d)

rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging U.S. Treasury yields pushed out rate cut expectations further into the future.

In the fourth quarter of 2023, signs of cooling inflation, a slowing labor market and favorable U.S. Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market with growth resuming its leadership position.

Q. How did we respond to these changing market conditions?

A. The last twelve months have been characterized by mega cap growth stock leadership and the highest concentration of the Fund’s benchmark index in its history. While such concentration had been a headwind to performance in the past, the Fund outperformed through this period due to improved stock selection and patience. One sector that exemplifies this has been the communication services sector and holdings such as Netflix and Meta Platforms. Meta shares have been lifted by solid execution in its core digital advertising business as well as progress in managing costs. During the period, Meta announced sizable cuts to operating costs and curtailed capital expenditures to improve efficiency. These moves come as the Instagram owner faces easier year-over-year comparisons as well as lessening competition and privacy risks.

The Fund’s IT holdings drove the bulk of overall performance for the year, led by the continued rerating of graphics chipmaker NVIDIA as a key beneficiary of the generative AI boom. AI-connected holdings Microsoft and Amazon.com, which is categorized in the consumer discretionary sector due to its e-commerce business but also operates one of the largest hybrid cloud platforms in AWS, also delivered strong gains.

NVIDIA is a good example of a select growth stock bought opportunistically where our long-term thesis has bloomed. We initiated the position in 2018 knowing that inference and training in the data center was an interesting although still early-stage growth driver. We knew that GPUs could be used to solve complex computing problems, but not how quickly the training and learning efforts by NVIDIA’s mega cap customers would hit an inflection point. Volatility in the gaming business created the entry point into the stock and we have built the position accordingly over time. The stock’s portfolio weight grew to a high of 7.2% of the portfolio during the reporting period before we trimmed it several times to manage our overall position sizing.

While the Fund remained underweight the IT sector relative to the benchmark at the end of the reporting period, actions taken during the year reduced that underweight. These include the purchase of tax preparation and small business accounting software provider Intuit. We believe Intuit’s multiple growth initiatives, combined with its market-leading core offerings, underpin its durable double-digit earnings growth profile. Positioning moves were also guided by a “moving to the middle” approach where we took profits in strong performing health care names to trim the Fund’s sector overweight and to re-deploy to other opportunities.

2	ClearBridge Large Cap Growth Fund 2023 Annual Report

These moves include new positions in our cyclical bucket including Target and Union Pacific. Target reset earnings in August by lowering its full-year outlook to account for weak sales and one-time cost issues, leaving its shares trading at a historically wide discount to peers Walmart and Costco. We see the company as a turnaround story, with an opportunity to expand operating margins back to historical levels through improved inventory management and abating headwinds from shrinking. Union Pacific is also working through headwinds to volume experienced across the industry. We began work on the railroad sector because of high returns on invested capital in the industry, diversified exposure to end-markets and attractive environmental, social and governance dynamics, as railroad transportation is more carbon efficient than alternate methods. We chose to invest in Union Pacific both because the stock offered an attractive entry point following the reduction to earnings estimates and due to the company’s appointment of new CEO Jim Vena who we believe can improve operating efficiency of the business.

We also added further diversification and ballast to the Fund with the purchase of stable grower Intercontinental Exchange. The company operates securities exchanges, fixed income and data services as well as mortgage technology solutions, businesses with high operating margins and strong free cash flow generation. They also benefit from the increasing complexity and globalization of capital markets and demand for data and analytics.

Performance review

For the twelve months ended November 30, 2023, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 30.88%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index, returned 26.17% for the same period.

Performance Snapshot as of November 30, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	13.38%	30.88%
Class C	12.99%	29.97%
Class R	13.20%	30.48%
Class I	13.56%	31.27%
Class IS	13.60%	31.39%
Class O1	13.59%	31.35%
Russell 1000 Growth Index	13.14%	26.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

[1]	Class O shares are offered only to former Class O shareholders of ClearBridge Equity Fund.

ClearBridge Large Cap Growth Fund 2023 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I, Class IS and Class O shares were 1.03%, 1.73%, 1.34%, 0.73%, 0.63% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in eight of the ten economic sectors in which it was invested (among eleven sectors in total) during the reporting period. The greatest contribution to absolute returns came from the IT sector.

Relative to the benchmark, overall sector allocation contributed to performance. In particular, stock selection in the IT, communication services, industrials, health care and real estate sectors and an overweight to the consumer staples sector were the primary contributors to performance.

In terms of individual Fund holdings, leading contributors to performance for the reporting period included NIVDIA and Microsoft in the IT sector, Meta Platforms and Netflix in the communication services sector and Amazon.com in the consumer discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection had a negative impact on performance. In particular, an underweight allocation to IT, overweight allocations to health care, financials and industrials as well as stock selection in the consumer staples, utilities and financials sectors detracted from results.

In terms of individual Fund holdings, the leading detractors for the reporting period were Estee Lauder in the consumer staples sector, PayPal holdings in the financials sector, DexCom in the health care sector, UPS in the industrials sector and Aptiv in the consumer discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Intuit in the IT sector, Union Pacific in the industrials sector, Target in the

4	ClearBridge Large Cap Growth Fund 2023 Annual Report

consumer staples sector, Eli Lilly in the health care sector and NextEra Energy in the utilities sector. During the reporting period, we also closed five of the Fund’s existing positions, DexCom in the health care sector, Advance Auto Parts and Tractor Supply in the consumer discretionary sector, Sea Limited in the communication services sector and Unity Software in the IT sector.

Thank you for your investment in the ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 14, 2023

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Growth stocks as a group may fall out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Diversification does not assure against market loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2023 were: Microsoft Corp. (8.8%),

ClearBridge Large Cap Growth Fund 2023 Annual Report	5

Fund overview (cont’d)

Amazon.com Inc. (7.6%), NVIDIA Corp. (5.8%), Visa Inc. (4.9%), Apple Inc. (4.8%), Meta Platforms Inc., Class A Shares (4.7%), UnitedHealth Group Inc. (3.5%), Netflix Inc. (3.5%), Palo Alto Networks Inc. (2.7%) and Adobe Inc. (2.7%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2023 were: information technology (35.6%), health care (14.3%), consumer discretionary (11.0%), industrials (10.6%) and financials (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 93% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

6	ClearBridge Large Cap Growth Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2023 and November 30, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Growth Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2023 and held for the six months ended November 30, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.38%	$1,000.00	$1,133.80	1.03%	$5.51	Class A	5.00%	$1,000.00	$1,019.90	1.03%	$5.22
Class C	12.99	1,000.00	1,129.90	1.71	9.13	Class C	5.00	1,000.00	1,016.50	1.71	8.64
Class R	13.20	1,000.00	1,132.00	1.34	7.16	Class R	5.00	1,000.00	1,018.35	1.34	6.78
Class I	13.56	1,000.00	1,135.60	0.72	3.85	Class I	5.00	1,000.00	1,021.46	0.72	3.65
Class IS	13.60	1,000.00	1,136.00	0.66	3.53	Class IS	5.00	1,000.00	1,021.76	0.66	3.35
Class O	13.59	1,000.00	1,135.90	0.70	3.75	Class O	5.00	1,000.00	1,021.56	0.70	3.55

8	ClearBridge Large Cap Growth Fund 2023 Annual Report

[1]	For the six months ended November 30, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge Large Cap Growth Fund 2023 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/23	30.88%	29.97%	30.48%	31.27%	31.39%	31.35%
Five Years Ended 11/30/23	12.34	11.55	11.99	12.67	12.77	12.73
Ten Years Ended 11/30/23	12.82	12.02	12.48	13.17	13.26	N/A
Inception* through 11/30/23	—	—	—	—	—	12.67

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/23	23.68%	28.97%	30.48%	31.27%	31.39%	31.35%
Five Years Ended 11/30/23	11.02	11.55	11.99	12.67	12.77	12.73
Ten Years Ended 11/30/23	12.16	12.02	12.48	13.17	13.26	N/A
Inception* through 11/30/23	—	—	—	—	—	12.67

Cumulative total returns

Without sales charges[1]
Class A (11/30/13 through 11/30/23)	234.19%
Class C (11/30/13 through 11/30/23)	211.15
Class R (11/30/13 through 11/30/23)	224.28
Class I (11/30/13 through 11/30/23)	244.55
Class IS (11/30/13 through 11/30/23)	247.32
Class O (Inception date of 12/19/14 through 11/30/23)	190.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is August 29, 1997. Inception dates for Class R, I, IS and O shares are December 28, 2006, October 15, 1997, March 15, 2013 and December 19, 2014, respectively.

10	ClearBridge Large Cap Growth Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2013 - November 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Large Cap Growth Fund on November 30, 2013, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 5.50% for Class A shares. Returns based on an initial investment made prior to August 15, 2022 have not been restated to reflect the new maximum initial sales charge. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the “Index”) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Large Cap Growth Fund 2023 Annual Report	11

Schedule of investments

November 30, 2023

ClearBridge Large Cap Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.8%
Communication Services — 8.2%
Entertainment — 3.5%
Netflix Inc.	726,200	$344,197,014	*
Interactive Media & Services — 4.7%
Meta Platforms Inc., Class A Shares	1,435,598	469,655,886	*
Total Communication Services		813,852,900
Consumer Discretionary — 11.0%
Automobile Components — 1.0%
Aptiv PLC	1,144,226	94,787,682	*
Automobiles — 0.8%
Tesla Inc.	346,900	83,283,752	*
Broadline Retail — 7.6%
Amazon.com Inc.	5,151,280	752,550,495	*
Textiles, Apparel & Luxury Goods — 1.6%
NIKE Inc., Class B Shares	1,416,700	156,219,509
Total Consumer Discretionary		1,086,841,438
Consumer Staples — 4.3%
Beverages — 1.7%
Monster Beverage Corp.	3,011,738	166,097,351	*
Consumer Staples Distribution & Retail — 1.4%
Target Corp.	999,800	133,783,238
Personal Care Products — 1.2%
Estee Lauder Cos. Inc., Class A Shares	962,400	122,888,856
Total Consumer Staples		422,769,445
Financials — 10.3%
Capital Markets — 2.6%
Intercontinental Exchange Inc.	413,700	47,095,608
S&P Global Inc.	504,437	209,760,038
Total Capital Markets		256,855,646
Financial Services — 6.1%
PayPal Holdings Inc.	2,003,188	115,403,661	*
Visa Inc., Class A Shares	1,884,924	483,822,292
Total Financial Services		599,225,953
Insurance — 1.6%
Marsh & McLennan Cos. Inc.	806,600	160,852,172
Total Financials		1,016,933,771
Health Care — 14.3%
Health Care Equipment & Supplies — 5.4%
Alcon Inc.	2,114,963	159,954,652

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2023 Annual Report

ClearBridge Large Cap Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Intuitive Surgical Inc.	653,203	$203,041,620	*
Stryker Corp.	596,100	176,642,313
Total Health Care Equipment & Supplies		539,638,585
Health Care Providers & Services — 3.5%
UnitedHealth Group Inc.	629,269	347,966,879
Life Sciences Tools & Services — 2.6%
Thermo Fisher Scientific Inc.	510,683	253,176,204
Pharmaceuticals — 2.8%
Eli Lilly & Co.	195,300	115,430,112
Zoetis Inc.	892,166	157,618,967
Total Pharmaceuticals		273,049,079
Total Health Care		1,413,830,747
Industrials — 10.6%
Aerospace & Defense — 1.3%
RTX Corp.	1,627,745	132,628,663
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	703,549	106,665,064
Electrical Equipment — 2.2%
Eaton Corp. PLC	954,309	217,286,616
Ground Transportation — 3.6%
Uber Technologies Inc.	3,927,751	221,446,601	*
Union Pacific Corp.	591,500	133,247,205
Total Ground Transportation		354,693,806
Trading Companies & Distributors — 2.4%
W.W. Grainger Inc.	297,681	234,033,825
Total Industrials		1,045,307,974
Information Technology — 35.6%
Semiconductors & Semiconductor Equipment — 8.5%
ASML Holding NV, Registered Shares	245,897	168,134,533
Intel Corp.	2,333,300	104,298,510
NVIDIA Corp.	1,223,376	572,172,955
Total Semiconductors & Semiconductor Equipment		844,605,998
Software — 22.3%
Adobe Inc.	430,776	263,208,444	*
Atlassian Corp., Class A Shares	644,513	123,069,757	*
Intuit Inc.	247,200	141,264,912
Microsoft Corp.	2,291,262	868,182,084
Palo Alto Networks Inc.	921,234	271,846,941	*
Salesforce Inc.	1,010,991	254,668,633	*

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	13

Schedule of investments (cont’d)

November 30, 2023

ClearBridge Large Cap Growth Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Software — continued
Splunk Inc.		734,003	$111,230,815	*
Workday Inc., Class A Shares		631,880	171,062,554	*
Total Software			2,204,534,140
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.		2,494,977	473,920,881
Total Information Technology			3,523,061,019
Materials — 1.8%
Chemicals — 1.8%
Sherwin-Williams Co.		647,400	180,495,120
Real Estate — 1.7%
Specialized REITs — 1.7%
Equinix Inc.		208,858	170,221,359
Utilities — 1.0%
Electric Utilities — 1.0%
NextEra Energy Inc.		1,763,800	103,199,938
Total Investments before Short-Term Investments (Cost — $4,845,637,721)			9,776,513,711

	Rate
Short-Term Investments — 1.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.231%	63,143,775	63,143,775	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.317%	63,143,775	63,143,775	(a)(b)
Total Short-Term Investments (Cost — $126,287,550)			126,287,550
Total Investments — 100.1% (Cost — $4,971,925,271)			9,902,801,261
Liabilities in Excess of Other Assets — (0.1)%			(6,886,633)
Total Net Assets — 100.0%			$9,895,914,628

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2023, the total market value of investments in Affiliated Companies was $63,143,775 and the cost was $63,143,775 (Note 8).

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2023 Annual Report

Statement of assets and liabilities

November 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $4,908,781,496)	$9,839,657,486
Investments in affiliated securities, at value (Cost — $63,143,775)	63,143,775
Dividends receivable from unaffiliated investments	10,042,220
Receivable for Fund shares sold	4,221,532
Dividends receivable from affiliated investments	353,035
Prepaid expenses	55,910
Total Assets	9,917,473,958

Liabilities:
Payable for Fund shares repurchased	13,716,814
Investment management fee payable	4,969,004
Transfer agent fees payable	1,715,799
Service and/or distribution fees payable	804,382
Trustees’ fees payable	155,573
Accrued expenses	197,758
Total Liabilities	21,559,330
Total Net Assets	$9,895,914,628

Net Assets:
Par value (Note 7)	$1,657
Paid-in capital in excess of par value	4,151,951,772
Total distributable earnings (loss)	5,743,961,199
Total Net Assets	$9,895,914,628

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	15

Statement of assets and liabilities (cont’d)

November 30, 2023

Net Assets:
Class A	$2,927,155,108
Class C	$222,826,880
Class R	$126,170,650
Class I	$3,676,742,400
Class IS	$2,288,712,951
Class O	$654,306,639

Shares Outstanding:
Class A	53,706,351
Class C	5,993,387
Class R	2,504,351
Class I	57,605,218
Class IS	35,702,810
Class O	10,222,062

Net Asset Value:
Class A (and redemption price)	$54.50
Class C*	$37.18
Class R (and redemption price)	$50.38
Class I (and redemption price)	$63.83
Class IS (and redemption price)	$64.10
Class O (and redemption price)	$64.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$57.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2023 Annual Report

Statement of operations

For the Year Ended November 30, 2023

Investment Income:
Dividends from unaffiliated investments	$67,106,187
Dividends from affiliated investments	2,106,844
Less: Foreign taxes withheld	(390,799)
Total Investment Income	68,822,232

Expenses:
Investment management fee (Note 2)	58,622,332
Service and/or distribution fees (Notes 2 and 5)	9,279,423
Transfer agent fees (Notes 2 and 5)	7,894,612
Trustees’ fees	668,851
Registration fees	325,791
Fund accounting fees	156,639
Legal fees	132,220
Commitment fees (Note 9)	91,736
Insurance	76,645
Shareholder reports	64,109
Interest expense	40,515
Audit and tax fees	39,196
Custody fees	30,036
Miscellaneous expenses	69,627
Total Expenses	77,491,732
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(35,152)
Net Expenses	77,456,580
Net Investment Loss	(8,634,348)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions in unaffiliated securities	1,017,752,230
Foreign currency transactions	671
Net Realized Gain	1,017,752,901
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,507,948,344
Foreign currencies	12,687
Change in Net Unrealized Appreciation (Depreciation)	1,507,961,031
Net Gain on Investments and Foreign Currency Transactions	2,525,713,932
Increase in Net Assets From Operations	$2,517,079,584

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	17

Statements of changes in net assets

For the Years Ended November 30,	2023	2022

Operations:
Net investment loss	$(8,634,348)	$(18,909,951)
Net realized gain	1,017,752,901	1,048,722,376
Change in net unrealized appreciation (depreciation)	1,507,961,031	(6,034,887,934)
Increase (Decrease) in Net Assets From Operations	2,517,079,584	(5,005,075,509)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(869,188,008)	(1,919,863,309)
Decrease in Net Assets From Distributions to Shareholders	(869,188,008)	(1,919,863,309)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,458,801,622	3,393,218,575
Reinvestment of distributions	728,990,312	1,528,960,413
Cost of shares repurchased	(3,846,194,122)	(6,752,895,885)
Decrease in Net Assets From Fund Share Transactions	(1,658,402,188)	(1,830,716,897)
Decrease in Net Assets	(10,510,612)	(8,755,655,715)

Net Assets:
Beginning of year	9,906,425,240	18,662,080,955
End of year	$9,895,914,628	$9,906,425,240

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$46.25	$72.11	$62.25	$50.13	$44.22

Income (loss) from operations:
Net investment income (loss)	(0.14)	(0.18)	(0.24)	(0.09)	0.07
Net realized and unrealized gain (loss)	13.24	(17.58)	13.81	14.71	7.40
Total income (loss) from operations	13.10	(17.76)	13.57	14.62	7.47

Less distributions from:
Net investment income	—	—	—	(0.07)	(0.00) [2]
Net realized gains	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)	(3.71)	(2.50)	(1.56)

Net asset value, end of year	$54.50	$46.25	$72.11	$62.25	$50.13
Total return[3]	30.88%	(27.74)%	23.05%	30.62%	17.70%

Net assets, end of year (millions)	$2,927	$2,385	$3,456	$2,968	$2,326

Ratios to average net assets:
Gross expenses	1.05%	1.03%	0.99%	1.00%	1.02%
Net expenses[4,5]	1.05	1.03	0.99	1.00	1.02
Net investment income (loss)	(0.30)	(0.36)	(0.37)	(0.17)	0.14

Portfolio turnover rate	12%	23%	16%[6]	23%[6]	25%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$33.22	$54.39	$48.18	$39.54	$35.47

Income (loss) from operations:
Net investment loss	(0.33)	(0.40)	(0.54)	(0.35)	(0.19)
Net realized and unrealized gain (loss)	9.14	(12.67)	10.46	11.42	5.82
Total income (loss) from operations	8.81	(13.07)	9.92	11.07	5.63

Less distributions from:
Net realized gains	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)

Net asset value, end of year	$37.18	$33.22	$54.39	$48.18	$39.54
Total return[2]	29.97%	(28.22)%	22.15%	29.73%	16.84%

Net assets, end of year (millions)	$223	$253	$548	$534	$446

Ratios to average net assets:
Gross expenses	1.74%	1.73%	1.71%	1.71%	1.72%
Net expenses[3,4]	1.74	1.73	1.71	1.71	1.72
Net investment loss	(1.00)	(1.07)	(1.09)	(0.88)	(0.53)

Portfolio turnover rate	12%	23%	16%[5]	23%[5]	25%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$43.22	$68.09	$59.17	$47.84	$42.40

Income (loss) from operations:
Net investment loss	(0.27)	(0.32)	(0.43)	(0.24)	(0.07)
Net realized and unrealized gain (loss)	12.28	(16.45)	13.06	14.00	7.07
Total income (loss) from operations	12.01	(16.77)	12.63	13.76	7.00

Less distributions from:
Net realized gains	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)

Net asset value, end of year	$50.38	$43.22	$68.09	$59.17	$47.84
Total return[2]	30.48%	(27.95)%	22.64%	30.22%	17.34%

Net assets, end of year (millions)	$126	$103	$159	$149	$139

Ratios to average net assets:
Gross expenses	1.35%	1.34%	1.31%	1.31%	1.33%
Net expenses[3]	1.35 [4]	1.34 [4]	1.31 [4]	1.31 [4]	1.33
Net investment loss	(0.60)	(0.67)	(0.70)	(0.48)	(0.16)

Portfolio turnover rate	12%	23%	16%[5]	23%[5]	25%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$53.22	$81.53	$69.78	$55.85	$49.08

Income (loss) from operations:
Net investment income (loss)	(0.00) [2]	(0.05)	(0.07)	0.06	0.21
Net realized and unrealized gain (loss)	15.46	(20.16)	15.58	16.49	8.25
Total income (loss) from operations	15.46	(20.21)	15.51	16.55	8.46

Less distributions from:
Net investment income	—	—	(0.05)	(0.19)	(0.13)
Net realized gains	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)	(3.76)	(2.62)	(1.69)

Net asset value, end of year	$63.83	$53.22	$81.53	$69.78	$55.85
Total return[3]	31.27%	(27.51)%	23.38%	31.01%	18.03%

Net assets, end of year (millions)	$3,677	$4,438	$9,878	$10,140	$8,855

Ratios to average net assets:
Gross expenses	0.75%	0.73%	0.71%	0.72%	0.74%
Net expenses[4]	0.75 [5]	0.73 [5]	0.71 [5]	0.72 [5]	0.74
Net investment income (loss)	(0.01)	(0.08)	(0.09)	0.11	0.42

Portfolio turnover rate	12%	23%	16%[6]	23%[6]	25%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Large Cap Growth Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$53.38	$81.69	$69.91	$55.94	$49.16

Income (loss) from operations:
Net investment income	0.05	0.02	0.00 [2]	0.12	0.26
Net realized and unrealized gain (loss)	15.52	(20.23)	15.61	16.51	8.26
Total income (loss) from operations	15.57	(20.21)	15.61	16.63	8.52

Less distributions from:
Net investment income	—	—	(0.12)	(0.23)	(0.18)
Net realized gains	(4.85)	(8.10)	(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)	(3.83)	(2.66)	(1.74)

Net asset value, end of year	$64.10	$53.38	$81.69	$69.91	$55.94
Total return[3]	31.39%	(27.45)%	23.50%	31.14%	18.15%

Net assets, end of year (millions)	$2,289	$2,181	$3,784	$3,751	$3,171

Ratios to average net assets:
Gross expenses	0.66%	0.63%	0.61%	0.62%	0.63%
Net expenses[4]	0.66 [5]	0.63 [5]	0.61 [5]	0.62 [5]	0.63
Net investment income	0.09	0.04	0.01	0.21	0.52

Portfolio turnover rate	12%	23%	16%[6]	23%[6]	25%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class O Shares[1]	2023	2022		2021	2020	2019

Net asset value, beginning of year	$53.33	$81.65		$69.88	$55.92	$49.13

Income (loss) from operations:
Net investment income (loss)	0.03	(0.00)	[2]	(0.03)	0.09	0.25
Net realized and unrealized gain (loss)	15.50	(20.22)		15.60	16.51	8.25
Total income (loss) from operations	15.53	(20.22)		15.57	16.60	8.50

Less distributions from:
Net investment income	—	—		(0.09)	(0.21)	(0.15)
Net realized gains	(4.85)	(8.10)		(3.71)	(2.43)	(1.56)
Total distributions	(4.85)	(8.10)		(3.80)	(2.64)	(1.71)

Net asset value, end of year	$64.01	$53.33		$81.65	$69.88	$55.92
Total return[3]	31.35%	(27.47)%		23.43%	31.07%	18.11%

Net assets, end of year (millions)	$654	$547		$837	$724	$598

Ratios to average net assets:
Gross expenses	0.70%	0.68%		0.66%	0.67%	0.68%
Net expenses[4]	0.70 [5]	0.68	[5]	0.66 [5]	0.67 [5]	0.68
Net investment income (loss)	0.05	(0.00)	[6]	(0.04)	0.16	0.49

Portfolio turnover rate	12%	23%		16%[7]	23%[7]	25%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 0.74%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 0.005% or greater than (0.005)%.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Large Cap Growth Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

ClearBridge Large Cap Growth Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	ClearBridge Large Cap Growth Fund 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$9,776,513,711	—	—	$9,776,513,711
Short-Term Investments†	126,287,550	—	—	126,287,550
Total Investments	$9,902,801,261	—	—	$9,902,801,261

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

ClearBridge Large Cap Growth Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

28	ClearBridge Large Cap Growth Fund 2023 Annual Report

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(116,681,684)	$116,681,684

(a)	Reclassifications are due to a tax net operating loss and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC prior to November 30, 2023) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and

ClearBridge Large Cap Growth Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

short-term instruments allocated to it. FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, FTFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by FTFA.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I, Class IS and Class O shares did not exceed 1.10%, 1.90%,

1.40%, 0.80%, 0.70% and 0.74%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended November 30, 2023, fees waived and/or expenses reimbursed amounted to $35,152, all of which was an affiliated money market fund waiver.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

30	ClearBridge Large Cap Growth Fund 2023 Annual Report

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended November 30, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $121,075 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$537,751	—
CDSCs	2,970	$3,712

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,116,402,079
Sales	3,477,392,082

At November 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$5,019,838,745	$5,219,979,803	$(337,017,287)	$4,882,962,516

ClearBridge Large Cap Growth Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended November 30, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,461,570	$3,729,286
Class C	2,250,603	202,418
Class R	567,250	221,230
Class I	—	3,446,393
Class IS	—	50,239
Class O	—	245,046
Total	$9,279,423	$7,894,612

For the year ended November 30, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$10,012
Class C	841
Class R	438
Class I	13,422
Class IS	8,180
Class O	2,259
Total	$35,152

32	ClearBridge Large Cap Growth Fund 2023 Annual Report

6. Distributions to shareholders by class

	Year Ended November 30, 2023	Year Ended November 30, 2022
Net Realized Gains:
Class A	$251,620,312	$386,839,889
Class C	34,924,824	80,710,673
Class R	11,760,662	18,657,116
Class I	329,824,377	977,130,774
Class IS	191,365,611	373,695,151
Class O	49,692,222	82,829,706
Total	$869,188,008	$1,919,863,309

7. Shares of beneficial interest

At November 30, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,795,163	$420,476,635	12,337,076	$677,091,185
Shares issued on reinvestment	5,147,281	228,010,680	5,293,984	341,303,125
Shares repurchased	(11,807,715)	(557,768,223)	(13,982,349)	(715,565,284)
Net increase	2,134,729	$90,719,092	3,648,711	$302,829,026

Class C
Shares sold	705,951	$23,010,463	735,784	$29,965,212
Shares issued on reinvestment	982,033	29,945,580	1,467,923	68,434,589
Shares repurchased	(3,311,973)	(106,380,773)	(4,655,430)	(167,238,358)
Net decrease	(1,623,989)	$(53,424,730)	(2,451,723)	$(68,838,557)

Class R
Shares sold	426,421	$18,902,987	344,490	$16,466,346
Shares issued on reinvestment	283,886	11,675,667	305,579	18,463,115
Shares repurchased	(591,475)	(26,465,849)	(605,071)	(29,922,482)
Net increase	118,832	$4,112,805	44,998	$5,006,979

ClearBridge Large Cap Growth Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	11,683,988	$631,897,504	29,359,790	$1,781,367,155
Shares issued on reinvestment	5,220,921	267,929,483	9,513,474	703,711,656
Shares repurchased	(42,695,389)	(2,298,329,812)	(76,632,098)	(4,298,056,733)
Net decrease	(25,790,480)	$(1,398,502,825)	(37,758,834)	$(1,812,977,922)

Class IS
Shares sold	6,610,297	$362,760,351	15,157,967	$883,879,730
Shares issued on reinvestment	2,923,076	150,640,779	4,444,124	329,487,323
Shares repurchased	(14,679,617)	(810,926,045)	(25,077,635)	(1,482,548,070)
Net decrease	(5,146,244)	$(297,524,915)	(5,475,544)	$(269,181,017)

Class O
Shares sold	33,182	$1,753,682	68,946	$4,448,947
Shares issued on reinvestment	789,137	40,788,123	911,872	67,560,605
Shares repurchased	(851,723)	(46,323,420)	(976,391)	(59,564,958)
Net increase (decrease)	(29,404)	$(3,781,615)	4,427	$12,444,594

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2023. The following transactions were effected in such company for the year ended November 30, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$5,724,606	$846,063,575	846,063,575	$788,644,406	788,644,406

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$2,106,844	—	$63,143,775

34	ClearBridge Large Cap Growth Fund 2023 Annual Report

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended November 30, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	—	$115,986,855
Net long-term capital gains	$869,188,008	1,803,876,454
Total distributions paid	$869,188,008	$1,919,863,309

As of November 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$861,033,529
Other book/tax temporary differences(a)	(51,680)
Unrealized appreciation (depreciation)(b)	4,882,979,350
Total distributable earnings (loss) — net	$5,743,961,199

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore,

ClearBridge Large Cap Growth Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

36	ClearBridge Large Cap Growth Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Growth Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 18, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Large Cap Growth Fund 2023 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

38	ClearBridge Large Cap Growth Fund

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

ClearBridge Large Cap Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

40	ClearBridge Large Cap Growth Fund

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

42	ClearBridge Large Cap Growth Fund

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

ClearBridge Large Cap Growth Fund	43

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2023:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§852	(b)(3)(C)	$994,461,402
Income Eligible for Dividends Received Deduction (DRD)	§854	(b)(1)(A)	$54,425,510
Qualified Dividend Income Earned (QDI)	§854	(b)(1)(B)	$60,460,800

44	ClearBridge Large Cap Growth Fund

ClearBridge

Large Cap Growth Fund

Trustees

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD1380 1/24 SR23-4786

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2022 and November 30, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,121 in November 30, 2022 and $68,121 in November 30, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2022 and $0 in November 30, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in November 30, 2022 and $20,000 in November 30, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in November 30, 2022 and $0 in November 30, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $785,604 in November 30, 2022 and $799,106 in November 30, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 26, 2024